Other income and expenses, net include the following (Details) - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Other Income And Expenses Net
Research and development tax credit	€ 6,770	€ 9,635
Grant income	89	1,145
Profit/(loss) on disposal of fixed assets, net	(46)	(21)
Taxes, duties, fees, charges, other than income tax	(227)	(133)
Miscellaneous income/(expenses), net	(2,989)	(237)
Other income and expenses, net	€ 3,597	€ 10,389